SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 11, 2000


                     INFORMATION MANAGEMENT ASSOCIATES, INC.
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Connecticut                  001-13211               06-1289928
-------------------------------   ------------------------  --------------------
  (State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
        of Incorporation)                                   Identification No.)



           One Corporate Drive, Suite 400, Shelton, Connecticut 06484
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (203) 925-6800
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                Registrant's telephone number including area code


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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

      On July 11, 2000, Information Management Associates, Inc. (the "Company") issued a press release announcing the resignations of Albert R. Subbloie, Jr. and Gary R. Martino from the Company's Board of Directors (the "Press Release"). The Press Release is hereby incorporated by reference herein and is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          Exhibit No.                  Description
          -----------                  -----------
             99.1                      Press Release dated July 11, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 11, 2000                        INFORMATION MANAGEMENT
                                            ASSOCIATES, INC.



                                            By:  /s/ Michael P. McGroarty
                                                 ------------------------
                                                 Name:  Michael P. McGroarty
                                                 Title: Chief Operating Officer
                                                        and General Counsel

                                  Exhibit Index
                                  -------------




            Exhibit No.                           Exhibit
            -----------                           -------

               99.1                 Press Release dated July 11, 2000

                                                                    Exhibit 99.1

Company Press Release

IMA Announces Director Resignations

SHELTON, CT (July 11, 2000) - - Information Management Associates, Inc. announced today that Albert R. Subbloie, Jr. and Gary R. Martino had both resigned from the Company's Board of Directors. Mr. Subbloie and Mr. Martino will continue to serve as consultants to the Company for the next 90 days.

Mr. Subbloie had served as Chief Executive Officer of the Company until April 2000 and as President of the Company's electronic customer relationship management business until June 2000, when that business was sold.

Mr. Martino had served as Chairman of the Board of Directors of the Company until April 2000, and as President of buyersedge.com inc., formerly a majority-owned subsidiary of the Company. As of June 2000, the Company no longer maintained an ownership interest in buyersedge.com inc.


ABOUT IMA

IMA (www.imaedge.com) provides Customer Relationship Management software products and services that are designed to help businesses interact more effectively with their customers. IMA is headquartered in Shelton, Connecticut. Additional information about IMA's products and services can be found on the World Wide Web at www.imaedge.com, requested via email at ima@imaedge.com or by calling 1-203-925-6800.

NOTE: IMA is a registered trademark of Information Management Associates, Inc.

Except for the historical information contained in this announcement, the matters discussed in this announcement are "forward-looking statements" (as that term is used in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission (the SEC). In particular, IMA draws the reader's attention to the "Risk Factors" stated in the Company's Registration Statement on Form S-1 dated July 30, 1997 and its accompanying Prospectus, the Company's Quarterly Reports on Form 10-Q dated August 14, 1997, November 14, 1997, May 5, 1998, August 14, 1998, November 14, 1998, May 17,
1999, August 16, 1999, and November 22, 1999, the Company's Annual Reports on Form 10-K dated March 30, 1998 and March 31, 1999, as well as to the Company's periodic and current reports as they are filed with the SEC.

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Contact:
     IMA, Shelton
     Michael P. McGroarty, Chief Operating Officer
     203/925-6800
     michael.mcgroarty@imaedge.com